UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

WESTFIELD FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	73-1627673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2016, the Board of Directors of Westfield Financial, Inc. (the “Company”) granted long-term incentive awards of restricted stock to its named executive officers which will vest over three years. These awards were made under the Company’s 2014 Omnibus Incentive Plan filed on Form 8-K with the Securities and Exchange Commission on May 19, 2014, and incorporated herein by reference (the “Plan”).

James C. Hagan, President and Chief Executive Officer, Leo R. Sagan, Jr., Senior Vice President, Chief Financial Officer and Treasurer, Allen J. Miles, III, Executive Vice President and Chief Lending Officer, Gerald P. Ciejka, Senior Vice President, General Counsel and Human Resource Director and Louis O. Gorman, Senior Vice President, Credit Administration and Chief Credit Officer received grants of restricted stock to be earned over three years subject to the terms of a Long-Term Incentive and Retention Equity Award Agreement (the “Award Agreement”). Specifically, Mr. Hagan received an award of restricted stock for a maximum of 7,762 shares (depending upon achievement of performance metrics) and Messrs. Sagan, Miles, Ciejka and Gorman each received awards of restricted stock for a maximum of 3,880 shares (depending upon achievement of performance metrics).

The program design consists of 50 percent performance-based restricted stock and 50 percent time-based restricted stock. The time-based restricted stock will vest in three substantially equal annual installments commencing on December 31, 2016. The performance-based restricted stock awards are earned based upon the achievement of return on equity (“ROE”) goals during the period of time beginning on January 1, 2016 and ending on December 31, 2018 (the “Performance Period”). Following the end of the Performance Period, but no later than March 15, 2019, the Compensation Committee of the Board will calculate the ROE for the Company for the Performance Period and distribute the shares of restricted stock earned based upon the three-year ROE performance of the Company .

This description of the long-term restricted stock awards is qualified in its entirety by reference to the Award Agreement, a form of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Long-Term Incentive and Retention Equity Award Agreement dated May 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

By:	/s/ Leo R. Sagan, Jr.
Leo R. Sagan, Jr. Chief Financial Officer

Dated: May 31, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Long-Term Incentive and Retention Equity Award Agreement dated May 24, 2016